Exhibit 10.10

MANAGEMENT CONSULTANT AGREEMENT

THIS  CONSULTANT  AGREEMENT  (this "Agreement") is made and entered into as of July 1, 2014 by and  between Mobetize  Corp.  ("MOBETIZE  or  the  “Company”"),  a  Nevada  Company  with  offices  at

8105 Birch Bay Square, Suite 205, Blaine WA 98230 and Ajay Hans at 1018 Cornwall St. New Westminster

BC, V3M 1S2 Canada (the "Consultant").

W I T N E S S E T H:

WHEREAS, MOBETIZE is engaged in the business of providing various types of mobile payments and mobile value added services; and

WHEREAS,  the  Consultant,  by  education  and  experience,  possesses  qualifications  to  serve  as  a

Consultant of MOBETIZE; and

WHEREAS,   MOBETIZE   and   Consultant   wish  to  confirm  the  terms   and   conditions   of   such

consultant relationship as hereinafter set forth; and

Relationship: The parties agree that the relationship of Consultant to Mobetize created by this

Agreement is that of an independent contracting firm and nothing in this Agreement constitutes or creates an employer/employee relationship between Consultant and Mobetize. Consultant has no authority to make statements, representations or commitments of any kind, or to take actions binding upon the

Mobetize except as provided in this Agreement or as authorized in writing by the Mobetize.

The parties acknowledge and agree that Mobetize has entered into this Agreement in reliance on the express representation and warranty of Consultant that Consultant is not an employee of Mobetize. In the event the relationship between the Mobetize and the Consultant is found to be an employment relationship for any reason whatsoever, such will constitute cause for the immediate termination of this

Agreement by the Mobetize.

1.

Position and Job Description of Consultant

Consultant’s  position  with MOBETIZE  is  as  “Chief Executive  Officer”.  Consultant  will report  to

Malek  Ladki,  Chairman  and  Mobetize  Board of Directors.   Please note that  the  functions  listed below  are

not  all  inclusive  and  may  at  the  sole  discretion  of  MOBETIZE  be  changed  to  fit  the  business  needs  of

MOBETIZE.  At present, the details are as follows:

Scope of the contract is outlined in Schedule A – scope of Work Doc.

2.

Term

MOBETIZE  hereby  agrees  to  employ  Consultant  and  Consultant  hereby  accepts  employment

pursuant   to   the   terms   and   provisions   of   this   Agreement,   effective   July   1st,   2014.   Consultant   also

understands  and  agrees  that  the  terms  of  this  Agreement  in  Sections:  4,  "Confidentiality,  Assignment  of

Work   and   Non-Solicitation"   (Schedule   B,   attached   hereto)   shall   survive   termination   of   the   other

provisions of this Agreement. The Agreement may be terminated in accordance with Article 5, as set forth below.

Exhibit 10.10

3.

Compensation

Consultant’s  remuneration  will  be  US$10,000  per  month.  Consultant  will  deliver  a  bill  monthly to  MOBETIZE.  In  addition,  the  Consultant  will  be  allocated  shares  of  Mobetize  common  stock  from  the

Employee  Stock  Ownership  Program  (ESOP).  The  details  of  the  Consultant’s  entitlement  to  ESOP  plan will  be  determined at a  later  date.  In  addition,  the Consultant  will  be  included  in any Bonus  Program  that the Company creates starting in 2015. Terms of the Bonus Program are to be agreed separately.

4.

Confidentiality, Assignment of Works and Non-Solicitation

The   terms   of   the   Confidentiality   /   Assignment   of   Works   and   Non-Solicitation   Agreement

(attached   as   Schedule   “B”)   shall   form   part   of   this   Agreement,   and   any   breach   of   the   attached

Confidentiality  /  Assignment  of  Works  and  Non-Solicitation  Agreement  shall  be  deemed  a  breach  of  this

Agreement.

5.

Termination of Consultancy

It is agreed that any termination of Consultant’s employment shall occur on the following basis:

(a)

Without notice by MOBETIZE if just cause for termination exists.

(b)

Consultant   may   resign   on   giving   MOBETIZE   six   (6)   weeks   written   notice   of   the

effective date of Consultant’s resignation.

(c)

Upon  termination  of  this  Agreement,  monthly  payments  will  continue  for  a  3  month period  and  increase  by  1  month  for  each  year  of  service  starting  from  June  2014  up  to  a maximum of 6 months.

6.

No Conflict with Prior Obligations

Consultant  hereby  represents  and  warrants  to  MOBETIZE  that  Consultant  is  not  a  party  to  any agreement,  or  otherwise  bound  by  any  duty  to  another  party  that  may,  in  any  way,  restrict  Consultant’s right  or  ability  to  enter  into  this  Agreement  or  perform  the  service  contemplated  under  this  Agreement.

Consultant  further  represents  and  warrants  that  in  performance  of  the  services  contemplated  under  this

Agreement  Consultant  will  not  disclose  or  use  any  confidential  information  belonging  to  any  prior employer or other persons or entities.

7.

Computer Access and E-Mail

Consultant  agrees  to  comply  with  all  reasonable  rules  and  restrictions  that  MOBETIZE  may impose on the use of computers, e-mail accounts and Internet access.  In particular:

(a)  Information stored or transmitted on MOBETIZE’s computers including E-mail is, and remains at all times, the property of MOBETIZE. MOBETIZE reserves the right to access any such information.

As a result, Consultant has no expectation of privacy with respect to this information.

(b)    It  is  Consultant’s  responsibility  to  keep  Consultant’s  password(s)  secret.  Consultant  may  not share Consultant’s passwords(s)  with anyone, and Consultant  is responsible for all activity performed with Consultant’s personal user ID or password.

Exhibit 10.10

8.

General

(a)   The  Company  agrees  to  defend  and  indemnify  the  Consultant  for  any  claim  or  cause  of  action

(including  any  legal  costs  incurred  to  defend  such  claims)  asserted  against  the  Consultant  in  any forum  based  on  actions  taken  by  the  Consultant  in  the  course  and  scope  of  his  performance  of  his consulting duties under this Agreement

(b)   This  Agreement  shall  inure  to  the  benefit  of  and  shall  be  binding  upon  each  of  the  parties  hereto and  their  respective  successors,  assigns  and  personal  representatives,  except  that  the  Consultant's rights  and  interests  under  this  Agreement  may  not  be  assigned,  pledged  or  encumbered  by  him

without     MOBETIZE's   prior   written   consent.     This  Agreement,  and   the   rights   of   MOBETIZE

hereunder,  may  be  assigned  by  MOBETIZE  without  any  requirement  of  consent  by  the  Consultant;

provided,  however,  that  the  performance  of  the  obligations  and  covenants  of  MOBETIZE  hereunder shall be binding upon such assignee or successor of MOBETIZE.

(c)   This  Agreement  constitutes  the  entire  agreement  between  the  parties  with  respect  to  the  subject matter hereof, and supersedes all other agreements between them.

(d)   No  modification,  amendment  or  waiver  of  any  provision  of  this  Agreement  shall  be  effective unless approved in writing by the parties hereto.

(e)   If  any  provision  of  this  Agreement  shall  be  held  to  be  unenforceable,  such  provision  shall  be ineffective  only  to  the  extent  of  such  prohibition  or  invalidity  without  invalidating  the  remainder  of such provision or the remaining provisions of this Agreement.

(f)   This  Agreement  shall  be  governed  by  and  construed  in  accordance  with  the  laws  of  the  state  of

Washington, USA.

(g)     All   payments   made   to   Consultant   under   this   Agreement   shall   be   subject   to   applicable

withholdings,  and/or  deductions  required  by  any  Federal,  local  law,  statute,  regulation,  or  other authority.

9.

Notices

Any notices required by this agreement shall be given by hand, by facsimile, by overnight mail by a recognized overnight courier, or sent by first class mail to the applicable address as follows:

If to the Company, to it at:

Mobetize, Corp.

51 Bay View Drive

Point Roberts, WA 98281

USA

Attention: Stephen Fowler - CFO

sfowler@mobetize.com

If to Consultant, to him at:

Ajay Hans

1018 Cornwall St.

New Westminster BC

V3M 1S2 Canada

Email:

Exhibit 10.10

Either  party  may  from  time  to  time  specify  as  its  address  for  purposes  of  this  Agreement  any  other

address  upon  giving  ten  (10)  days  written  notice  thereof  to  the  other  party.   Notice  shall  be  deemed  given;

when   given   if   given   by  hand;   when   sent   by  facsimile   if  the   sender   has   a   contemporaneous   written

confirmation  from  the  machine  from  which  it  was  sent,  accept  that  if  sent  during  non-business  hours  of  the recipient, then notice shall be deemed given at the commencement of the regular business hours of recipient;

if  delivered  by  first  class  mail,  five  (5)  days  after  deposit  in  a  Postal  Service  mailbox;  if  by  recognized overnight courier, when delivered.

IN  WITNESS  WHEREOF,  this  Agreement  has  been  duly executed  by or  on  behalf  of  the  parties hereto as of the day and year first above written.

MOBETIZE CORP.

BY: /s/ Malek Ladki

Malek Ladki, Chairman

BY: /s/ Stephen Fowler

Stephen Fowler, CFO

Consultant – Ajay Hans

BY: /s/ Ajay Hans

Ajay Hans

Exhibit 10.10

Schedule "A" – Scope of Work

The Services to be provided shall include:

     To lead, in conjunction with the Board, the development of the Company’s strategy;

     To lead and oversee the implementation of the Company’s long and short term plans in accordance with its strategy;

     To  ensure  the  Company  is  appropriately  organized  and  staffed  and  to  have  the  authority  to  hire  and terminate staff as necessary to enable it to achieve the approved strategy;

     To ensure that expenditures of the Company are within the authorized annual budget of the Company;

     To  assess  the  principal  risks  of  the  Company  and  to  ensure  that  these  risks  are  being  monitored  and managed;

     To ensure effective internal controls and management information systems are in place;

     To  ensure  that  the  Company has  appropriate  systems  to  enable  it  to  conduct  its  activities  both  lawfully and ethically;

     To  ensure that  the Company maintains high  standards of  corporate  citizenship and social  responsibility wherever it does business;

     To act as a liaison between management and the Board;

     To  keep  abreast  of  all  material  undertakings  and  activities  of  the  Company  and  all  material  external factors  affecting  the  Company  and  to  ensure  that  processes  and  systems  are  in  place  to  ensure  that  the

CEO and management of the Company are adequately informed;

     To  ensure  that  the  Directors  are  properly  informed  and  that  sufficient  information  is  provided  to  the

Board to enable the Directors to form appropriate judgements;

Exhibit 10.10

Schedule "B"

Consultant Confidentiality / Assignment of Works

& Non-Solicitation Agreement

1.

Confidentiality

Consultant  agrees that  during  the course of his or her consultancy with MOBETIZE  and  afterward, to

keep   confidential   and  refrain   from  using,   directly  or   indirectly,   all   information  known   or   used  by

MOBETIZE in its activities, including, but not limited to:

(a)   all of MOBETIZE’s confidential and proprietary information, including, plans, designs, concepts,

techniques,    processes,    cost    data,    computer    code,    algorithms,    software    programs,    formulas,

development or experimental work, work in process, or other know-how or trade secrets;

(b)   any  financial  information,  including  MOBETIZE  budgets,  costs,  sales,  income,  profits,  salaries and wages;

(c)   information  concerning  business  opportunities,  clients  and  customers  of  MOBETIZE  including all collaborations, ventures or joint ventures considered by MOBETIZE, whether or not pursued;

(d)   any  and  all  know-how,  and  any  and  all  oral,  written,  electronic  or  other  communications  and other information disclosed or provided by MOBETIZE including any and all analyses or conclusions drawn or derived therefrom;

(e)  customer and client lists and contact information

(f)   information  regarding  MOBETIZE’s  specialized  communications  solutions  and  systems  used  by

MOBETIZE for the rendering of services to its customers and clients; and

Further,   Consultant    acknowledges    that   MOBETIZE    receives   confidential    or   proprietary

information   from   third   parties   for   certain   limited   purposes   in   the   ordinary   course   of   its   business.

Consultant  agrees  to  hold such  information in the  strictest  confidence  and  not  to use  such information  for the  benefit  of  anyone  other  than  MOBETIZE  or  such  third  party,  without  the  express  authorization  in writing from MOBETIZE.

Confidential information shall not include information that:

(a)  is publicly available (other than as a result of a breach of this Agreement);

(b)  is known by  Consultant prior to  his employment with MOBETIZE.

Exhibit 10.10

2.

Non-Solicitation of Customers, Clients and Employees

While   Consultant   is   employed   by   MOBETIZE   and   for   the   period   of   twelve   (12)   months

immediately following the termination of Consultant’s employment  with MOBETIZE, Consultant or their

Employee will not, directly or indirectly, solicit:

(a)   any customer or  client of  MOBETIZE  for  the purpose of selling or supplying  to such clients, any products  or  services  which  are  competitive  with  the  products  or  services  developed,  sold,  marketed,

licensed   or   supplied   by   MOBETIZE   at   the   time   of   the   termination   of   my   employment   with

MOBETIZE;

3.

Return of MOBETIZE Property

Consultant  agrees  to  return  to  MOBETIZE,  immediately  upon  termination  of  my  employment,

regardless  of  how  that  termination  should  occur,  all  designs,  devices,  documents,  specifications,  business documents,  computer  software,  lists,  records  files  data,  and  all  other  material  containing  or  disclosing

Confidential  Information  including  copies  of  these  items,  however  made  or  obtained,  and  will  delete  any electronic copies or files of any such information.

5.

Enforceability

Consultant  acknowledges  that  all  restrictions  contained  in  this  Agreement  are  reasonable  and valid  and  all  defenses  to  the  strict  enforcement  of  all  or  any  portion  thereof  by  MOBETIZE  are  hereby

waived  by Consultant  or Employee.   If any clause or portion of any such clause shall  be  unenforceable or declared  invalid  for  any  reason  whatsoever,  such  unenforceability  or  invalidity  shall  not  affect  the enforceability  or  validity  of  the  remaining  portions  of  the  Agreement  and  such  unenforceable  or  invalid portion shall be severed from the remainder of this Agreement.

Consultant   further   agrees   that   Consultants’   covenants   and   representations   contained   in   this

Agreement  shall  survive  and  continue  to  bind  Consultants  and  their  Employee  following  the  termination

of   any   contract   for   Consultant’s   employment   with   MOBETIZE   regardless   of   the   reason   for   such

termination.

ACCEPTED   AND   AGREED   TO   THIS   1   ST   DAY   OF   JULY,   2014.     I   HAVE   READ   AND

UNDERSTAND  THE  TERMS  AND  CONDITIONS  THAT  ARE  SET  OUT  IN  THIS  SCHEDULE

D TO THE EMPLOYMENT AGREEMENT.

/s/ Ajay Hans

Ajay Hans